Exhibit 99.1

Consolidated Financial Statements

Dumex Medical Inc.
[formerly 574952 Ontario Inc.]
December 31, 2001

AUDITORS' REPORT

To the Directors of
Dumex Medical Inc. [formerly 574952 Ontario Inc.]

We have audited the consolidated balance sheet of Dumex Medical Inc. [formerly 574952 Ontario Inc.] as at December 31, 2001 and the consolidated statements of loss and retained earnings (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The consolidated financial statements for the previous year were audited by other Chartered Accountants who expressed an opinion thereon without reservation in their report dated March 2, 2001.

We conducted our audit in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2001 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that Dumex Medical Inc. will continue as a going concern. As discussed in note 1 to the financial statements, the Company's losses from operations and requirement for significant working capital in the future raise substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments to reflect the possible future effect on the recoverability and classification of assets or the amounts and classification of liabilities that might result from the outcome of this uncertainty.

Thornhill, Canada,	/s/ ERNST & YOUNG
March 18, 2002. [except for
note 15[c] and [d] which are
as of August 26, 2002].	Chartered Accountants

AUDITORS' REPORT

To the Shareholders
Dumex Medical Inc. (formerly 574952 Ontario Inc.)

We have audited the consolidated balance sheet of Dumex Medical Inc. (formerly 574952 Ontario Inc.) as at December 31, 2000 and the consolidated statements of operations and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2000 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.

/s/ BDO DUNWOODY LLP

Chartered Accountants

Mississauga, Ontario
March 2, 2001 [except as to
notes 1, 3 and 15 which are as
of October 28, 2002]

Dumex Medical Inc.
[formerly 574952 Ontario Inc.]

CONSOLIDATED BALANCE SHEET
[see Going Concern - Note 1]

As at December 31

                                                                          2001               2000
                                                                            $                  $
-------------------------------------------------------------------------------------------------
ASSETS
Current
Accounts receivable                                                  2,448,884          2,081,616
Inventories [note 3]                                                 3,017,350          3,180,623
Income taxes recoverable                                               153,372            145,373
Deposits and prepaid expenses                                          271,408            747,479
-------------------------------------------------------------------------------------------------
Total current assets                                                 5,891,014          6,155,091
-------------------------------------------------------------------------------------------------
Capital assets, net [note 4]                                         1,688,617          2,074,704
Patents, licenses and trademarks                                            --            121,808
Pre-operating costs                                                         --          1,521,091
Deferred financing costs                                                    --             86,424
-------------------------------------------------------------------------------------------------
                                                                     7,579,631          9,959,118
=================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)
Current
Bank indebtedness [note 5]                                           4,741,863          3,183,414
Accounts payable and accrued liabilities                             2,742,826            772,696
Current portion of notes payable to shareholders [note 6]            2,066,664                 --
Current portion of obligations under capital leases [note 7]           168,662            177,988
Current portion of loans payable [note 8]                               95,000            244,845
-------------------------------------------------------------------------------------------------
Total current liabilities                                            9,815,015          4,378,943
-------------------------------------------------------------------------------------------------
Notes payable to shareholders [note 6]                               1,619,896          1,148,935
Deferred rental income                                                      --              3,710
Obligations under capital leases [note 7]                               66,923            225,614
Loans payable [note 8]                                                 200,000            608,586
Notes payable [note 9]                                                 200,000                 --
Future income taxes                                                         --            230,585
-------------------------------------------------------------------------------------------------
Total liabilities                                                   11,901,834          6,596,373
-------------------------------------------------------------------------------------------------

Shareholders' equity (deficiency)
Share capital [note 10]                                              4,907,286          2,700,682
Retained earnings (deficit)                                         (9,229,489)           662,063
-------------------------------------------------------------------------------------------------
Total shareholders' equity (deficiency)                             (4,322,203)         3,362,745
-------------------------------------------------------------------------------------------------
                                                                     7,579,631          9,959,118
=================================================================================================

See accompanying notes

Dumex Medical Inc.
[formerly 574952 Ontario Inc.]

CONSOLIDATED STATEMENT OF LOSS
AND RETAINED EARNINGS (DEFICIT)
[see Going Concern - Note 1]

Year ended December 31

                                                                          2001               2000
                                                                            $                  $
-------------------------------------------------------------------------------------------------

Sales                                                               13,879,330         12,950,011
Cost of sales                                                       11,655,016          8,665,955
-------------------------------------------------------------------------------------------------
Gross profit                                                         2,224,314          4,284,056
-------------------------------------------------------------------------------------------------

Selling, general and administrative expenses [schedule]              9,010,757          3,728,419
-------------------------------------------------------------------------------------------------
Income (loss) before the following                                  (6,786,443)           555,637
Write down of  capital assets, patents, licenses and trademarks,
   pre-operating costs and deferred financing costs                  2,372,099                 --
Depreciation and amortization                                          238,240            210,041
Interest on long term debt                                             254,525            319,633
Interest expense, other                                                470,830            140,652
-------------------------------------------------------------------------------------------------
Loss before income taxes                                           (10,122,137)          (114,689)
-------------------------------------------------------------------------------------------------
Provision for (recovery of) income taxes
   Current                                                                  --              8,449
   Future                                                             (230,585)           (62,000)
-------------------------------------------------------------------------------------------------
                                                                      (230,585)           (53,551)
-------------------------------------------------------------------------------------------------
Net loss for the year                                               (9,891,552)           (61,138)

Retained earnings, beginning of year                                   662,063            898,201
Excess price paid on repurchase of shares                                   --           (175,000)
-------------------------------------------------------------------------------------------------
Retained earnings (deficit), end of year                            (9,229,489)           662,063
=================================================================================================

See accompanying notes

Dumex Medical Inc.
[formerly 574952 Ontario Inc.]

CONSOLIDATED STATEMENT OF CASH FLOWS
[see Going Concern - Note 1]

Year ended December 31

                                                                          2001               2000
                                                                            $                  $
-------------------------------------------------------------------------------------------------

OPERATING ACTIVITIES
Net loss for the year                                               (9,891,552)           (61,138)
Add (deduct) items not affecting cash
   Depreciation and amortization                                       238,240            210,041
   Future income taxes                                                (230,585)           (62,000)
   Capital assets written down                                         642,776                 --
   Patents, licenses and trademarks written down                       121,808                 --
   Pre-operating costs written down                                  1,521,091                 --
   Deferred financing costs written down                                86,424             18,653
   Deferred rental income                                               (3,710)            (3,714)
   Loss on disposal of capital assets                                   19,467                 --
   Loss on disposal of investments                                          --              1,400
-------------------------------------------------------------------------------------------------
                                                                    (7,496,041)           103,242
Changes in non-cash working capital balances related
   to operations
   Accounts receivable                                                (367,268)           813,199
   Inventories                                                         163,273           (406,324)
   Income taxes recoverable                                             (7,999)            (9,313)
   Deposits and prepaid expenses                                       476,071           (444,425)
   Accounts payable and accrued liabilities                          1,970,130           (652,479)
-------------------------------------------------------------------------------------------------
Cash used in operating activities                                   (5,261,834)          (596,100)
-------------------------------------------------------------------------------------------------

INVESTING ACTIVITIES
Increase in patents, licenses and trademarks                                --            (89,175)
Increase in  deferred pre-operating costs                                   --         (1,114,930)
Purchase of capital assets                                            (514,396)          (435,595)
-------------------------------------------------------------------------------------------------
Cash used in investing activities                                     (514,396)        (1,639,700)
-------------------------------------------------------------------------------------------------

FINANCING ACTIVITIES
Cash paid on repurchase of shares                                           --           (175,000)
Increase in deferred financing costs                                        --            (86,424)
Increase (decrease) in bank indebtedness                             1,558,449            (37,935)
Increase in notes payable                                              200,000                 --
Increase in notes payable to shareholders                            2,537,625            247,861
Repayment of obligations under capital leases                         (168,017)          (165,187)
Repayment of loans payable                                            (558,431)          (234,845)
Issuance of share capital                                            2,206,604          2,687,330
-------------------------------------------------------------------------------------------------
Cash provided by financing activities                                5,776,230          2,235,800
-------------------------------------------------------------------------------------------------

Net increase in cash during the year                                        --                 --
Cash, beginning of year                                                     --                 --
-------------------------------------------------------------------------------------------------
Cash, end of year                                                           --                 --
=================================================================================================

Supplementary cash flow information
Interest paid                                                          725,355            527,815
Income taxes paid                                                           --             11,449
=================================================================================================

See accompanying notes

Dumex Medical Inc.
[formerly 574952 Ontario Inc.]

SCHEDULE OF SELLING, GENERAL AND
ADMINISTRATIVE EXPENSES
[see Going Concern - Note 1]

Year ended December 31

                                                                          2001               2000
                                                                            $                  $
-------------------------------------------------------------------------------------------------

Salaries and benefits                                                3,399,063          1,512,110
Professional and consulting fees                                       969,993            239,116
Sales promotions                                                       761,110             27,706
Freight                                                                643,546            353,657
Rent                                                                   635,826            397,646
Computer costs                                                         548,534             91,003
Travel                                                                 499,521            151,829
General                                                                381,950            162,773
Property taxes                                                         194,074            188,652
Repairs and maintenance                                                175,108            115,469
Telephone                                                              160,162             51,583
Utilities                                                              154,027            112,369
Bank charges                                                           145,536            132,348
Stationery and supplies                                                125,281             84,254
Vehicle and equipment leases                                            90,729             31,710
Insurance                                                               49,749             35,806
Directors' fees                                                         45,732             26,344
Membership fees                                                         30,816             14,044
                                                                     9,010,757          3,728,419
=================================================================================================

See accompanying notes

Dumex Medical Inc.
[formerly 574952 Ontario Inc.]

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2001

1. GOING CONCERN

The consolidated financial statements of Dumex Medical Inc. [formerly 574952 Ontario Inc.] [the “Company”] have been prepared on the basis of accounting principles applicable to a going concern which assumes that the Company will realize the carrying value of its assets and satisfy its obligations as they become due in the normal course of operations for the foreseeable future. There is significant doubt about the appropriateness of the use of the going concern assumption.

The Company has experienced net losses of $9,891,552 and $61,138 for the years ended December 31, 2001 and December 31, 2000 respectively. Also as at December 31, 2001, the Company has a working capital deficiency of $3,924,001, a cumulative shareholders' deficiency of $4,322,203, and was not in compliance with certain of its banking covenants, as described in notes 5 and 6.

The ability of the Company to continue as a going concern and to realize the carrying value of its assets is dependent on the success of future operations, and the continuing financial support of its creditors, including the shareholders and the Company's suppliers. The success of future operations will also be dependent upon the ability of the Company to generate substantial additional sales and its ability to obtain sufficient financing to enable it to meet significant cash purchases of inventories, sales and marketing costs, salaries and overhead costs. As at December 31, 2001, the Company's efforts to generate sufficient additional sales, including attempts to exploit new geographical markets, have not been successful. Management of the Company also continues to attempt to secure additional financing but has been unsuccessful to date. The outcome of these matters cannot be predicted at this time.

These consolidated financial statements do not include any adjustments to the amounts and classifications of assets and liabilities that might be necessary should the company not be able to continue business in the normal course. Such adjustments could be material.

Dumex Medical Inc.
[formerly 574952 Ontario Inc.]

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2001

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements of the Company have been prepared following Canadian generally accepted accounting principles. The significant accounting policies followed in the preparation of these consolidated financial statements are summarized as follows:

Consolidation

These consolidated financial statements include the assets, liabilities, shareholders' equity (deficiency) and results of operations and cash flows of the Company and its wholly owned subsidiaries, Dumex Medical Surgical Products Ltd. [DMSP], Dumex Quebec Inc., 1013172 Ontario Limited, Dumex Medical Holding Corp., Dumex Medical Corp. and Nantong Dumex Medical Products Ltd.

Use of estimates

The preparation of these consolidated financial statements in conformity with Canadian generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual results could differ from those estimates.

Inventories

Inventories of raw materials are valued at the lower of cost, determined on a first-in, first-out basis, and replacement cost. Work in process and finished goods are recorded at cost, which includes raw materials, labour and direct overhead, and net realizable value.

Investment tax credits

Investment tax credits are accounted for by reducing the related expenses. Accrual for investment tax credits is made when the Company incurs the qualifying expenditure and there is reasonable assurance that the credits will be realized.

Dumex Medical Inc.
[formerly 574952 Ontario Inc.]

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2001

Capital assets

Capital assets are recorded at cost less accumulated depreciation and amortization. Depreciation and amortization are provided over the estimated useful lives of the assets using the following annual rates and bases:

Equipment	10% declining balance
Office furniture and computer equipment	20% declining balance
Computer software	30% declining balance
Automobiles	30% declining balance
Leasehold improvements	straight line over the term of the lease

Patents, licenses and trademarks

Patents and licenses were amortized on a straight-line basis over their estimated useful life of seventeen years. Trademarks were amortized on a straight-line basis over their estimated useful lives of five years. In fiscal 2001, management determined that the patents, licenses and trademarks had no future value and expensed them.

Pre-operating costs

Costs incurred to develop a new sales distribution division were to be amortized to operations over their expected periods of economic benefit upon commencement of sales. In fiscal 2001, management determined that the pre-operating costs had no future value and expensed them.

Deferred financing costs

Financing fees relating to debt were deferred and were amortized over the term of the debt. In fiscal 2001, management determined that the deferred financing costs had no future value and expensed them.

Dumex Medical Inc.
[formerly 574952 Ontario Inc.]

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2001

Income taxes

The Company follows the liability method of tax allocation for accounting for income taxes. Under the liability method of tax allocation, future tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and measured by using the substantively enacted rates and laws that will be in effect when the differences are expected to reverse.

Foreign currency translation

Monetary assets and liabilities denominated in a foreign currency have been translated into Canadian dollars at rates of exchange in effect at the balance sheet date, and at exchange rates prevailing at the transaction date for non-monetary items. Items reflected in the consolidated statement of loss are translated at exchange rates prevailing on the transaction date, except for amortization which is translated at the same rates as the assets to which it relates. All foreign currency gains and losses are included in the determination of net loss for the year.

Stock option plan

The Company maintains a stock option plan intended for directors, officers and employees of the Company. The total number of options that may be granted under the terms of the plan and the exercise price of options granted under the plan are determined by the Board of Directors of the Company. These options expire no later than seven years after the date they are granted. The Company measures compensation costs related to the issuance of stock options at the time these options are exercised, based on the option price.

3. INVENTORIES

Inventories consist of the following:

                                                                          2001               2000
                                                                            $                  $
-------------------------------------------------------------------------------------------------

Raw materials                                                        1,537,847          1,291,390
-------------------------------------------------------------------------------------------------
Work in process                                                        217,317            380,126
Finished goods                                                       1,262,186          1,509,107
-------------------------------------------------------------------------------------------------
                                                                     3,017,350          3,180,623
=================================================================================================

Dumex Medical Inc.
[formerly 574952 Ontario Inc.]

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2001

4. CAPITAL ASSETS

Capital assets consist of the following:

                                                                         2001
                                                     --------------------------------------------
                                                                     Accumulated             Net
                                                                  depreciation and          book
                                                     Cost           amortization            value
                                                       $                  $                    $
--------------------------------------------------------------------------------------------------

Equipment                                          2,500,049           1,062,826        1,437,223
Office furniture and computer equipment              450,444             285,509          164,935
Automobiles                                           42,644              42,644               --
Leasehold improvements                               238,785             152,326           86,459
-------------------------------------------------------------------------------------------------
                                                   3,231,922           1,543,305        1,688,617
=================================================================================================

                                                                           2000
                                                          ---------------------------------------
                                                                        Accumulated
                                                                       depreciation          Net
                                                                            and              book
                                                          Cost         amortization         value
                                                            $                $                 $
-------------------------------------------------------------------------------------------------

Equipment                                          2,545,101             904,794        1,640,307
Office furniture and computer equipment              369,369             254,409          114,960
Computer software                                    235,402                  --          235,402
Automobiles                                           42,644              42,157              487
Leasehold improvements                               193,967             110,419           83,548
-------------------------------------------------------------------------------------------------
                                                   3,386,483           1,311,779        2,074,704
=================================================================================================

Included in the cost of equipment is approximately $907,000 [2000 - $1,258,000] and in the cost of office furniture and computer equipment is approximately $100,000 [2000 - $100,000] of capital assets financed under capital leases. Included in the accumulated depreciation of equipment is approximately $574,000 [2000 - $498,000] and in the accumulated depreciation and amortization of office furniture and computer equipment is approximately $92,000 [2000 - $90,000] of capital assets financed under capital leases.

Dumex Medical Inc.
[formerly 574952 Ontario Inc.]

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2001

5. BANK INDEBTEDNESS

The Company has a line of credit of $5,500,000, bearing interest at the bank's prime lending rate plus 1%. At December 31, 2001 the bank’s prime lending rate was 4.0% [2000 - 7.5%]. As collateral for the bank indebtedness, the Company and certain subsidiary companies have provided general security agreements covering all the assets of the companies [except for capital assets held under capital leases and equipment with carrying value of $650,000 as disclosed in note 6[c]], a general assignment of accounts receivable and the personal guarantee of a shareholder of the Company for $500,000.

As at December 31, 2001, the Company was in violation of its banking covenants.

6. NOTES PAYABLE TO SHAREHOLDERS

Notes payable to shareholders consist of the following:

                                                                          2001               2000
                                                                            $                  $
-------------------------------------------------------------------------------------------------

[a]  Notes payable to shareholders which are unsecured,
     bear interest at the greater of 14.5% or prime plus 7.5%,
     maturing July 2003                                                326,560            148,935

[b]  Notes payable to shareholders which are secured by a
     general security agreement subject to prior charges
     as disclosed in notes 5 and 8 and equipment with a carrying value of $650,000 as disclosed in note 6[c], bearing interest at the
     greater of 14.5% or prime plus 7.5%, maturing July 2003         1,360,000          1,000,000

[c]  Note payable to a shareholder, bearing interest at 9.5%, which is secured by a general security agreement subject
     to prior charges as disclosed in notes 5 and 8, and by a charge on equipment with a carrying value of $650,000,
     maturing in May 2006                                            2,000,000                 --
-------------------------------------------------------------------------------------------------
                                                                     3,686,560          1,148,935
Less current portion                                                 2,066,664                 --
-------------------------------------------------------------------------------------------------
                                                                     1,619,896          1,148,935
=================================================================================================

Dumex Medical Inc.
[formerly 574952 Ontario Inc.]

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2001

As at December 31, 2001 the Company was in violation of its covenant on the note payable disclosed in 6[c] and the loan has been classified as a current liability.

The minimum annual principal repayments of the notes payable to shareholders are as follows:

                                                                                               $
-------------------------------------------------------------------------------------------------

2002                                                                                    2,066,664
2003                                                                                    1,619,896
-------------------------------------------------------------------------------------------------
                                                                                        3,686,560
=================================================================================================

7. OBLIGATIONS UNDER CAPITAL LEASES

The Company has commitments under capital leases. Future minimum annual lease payments under these capital leases are as follows:

                                                                                               $
-------------------------------------------------------------------------------------------------

2002                                                                                      193,549
2003                                                                                       65,150
2004                                                                                        4,638
-------------------------------------------------------------------------------------------------
                                                                                          263,337
Less interest, at rates ranging from  7.6% to  15.6% per annum                             27,752
-------------------------------------------------------------------------------------------------
                                                                                          235,585
Less current portion                                                                      168,662
-------------------------------------------------------------------------------------------------
                                                                                           66,923
=================================================================================================

8. LOANS PAYABLE

Loans payable consist of the following:

                                                                            $                  $
-------------------------------------------------------------------------------------------------

Loan repayable in monthly installments of $9,500 bearing
interest at 14.9% per annum, maturing in September 2004                295,000            390,000
Loans repaid during the year                                                --            463,431
-------------------------------------------------------------------------------------------------
                                                                       295,000            853,431
Less current portion                                                    95,000            244,845
-------------------------------------------------------------------------------------------------
                                                                       200,000            608,586
=================================================================================================

The loan payable is secured by personal property security agreements, the hypothecation of shares of the Company and the personal guarantee of one of the shareholders of the Company, subject to prior charges as disclosed in notes 5 and 6[c].

The minimum required principal repayments on the loan payable are as follows:

Dumex Medical Inc.
[formerly 574952 Ontario Inc.]

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2001

                                                                                               $
-------------------------------------------------------------------------------------------------

2002                                                                                       95,000
2003                                                                                      114,000
2004                                                                                       86,000
-------------------------------------------------------------------------------------------------
                                                                                          295,000
=================================================================================================

9. NOTES PAYABLE

The notes payable are unsecured, bear interest at the greater of 14.5% or prime plus 7.5% and mature in July 2003. These loans are from relatives of the shareholders and a company controlled by a shareholder.

Dumex Medical Inc.
[formerly 574952 Ontario Inc.]

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2001

10. SHARE CAPITAL

[a] The Company's authorized and issued shares are as follows:

                                                                          2001               2000
                                                                            $                  $
-------------------------------------------------------------------------------------------------

Authorized
Unlimited common shares
Unlimited Class A voting preferred shares with a
   cumulative dividend of .75% of the paid-in value of the shares, convertible into common shares in the ratio of 1:1
Unlimited Class B non-voting preferred shares with a
   cumulative dividend at the greater of 14.5% and prime plus 7%, with an additional dividend on July 13, 2003 of $175,000 at which time the Company is committed to redeem the shares for $.0001 per share
Unlimited Class C voting preferred shares convertible into common shares in the ratio of 1:1

Issued
14,122,300 Common shares [2000 - 12,747,500]                            13,356             13,352
12,317,806 Class A preferred shares [2000 - 11,749,982]              2,642,930          2,512,330
175,000    Class B preferred shares                                    175,000            175,000
7,414,281  Class C preferred shares [2000 - nil]                     2,076,000                 --
-------------------------------------------------------------------------------------------------
                                                                     4,907,286          2,700,682
=================================================================================================

During the year the Company issued 1,374,800 common shares for cash consideration of $4, 567,824 Class A preferred shares for cash consideration of $130,600 and 7,414,281 Class C preferred shares for cash consideration of $2,076,000.

Cumulative dividends of $65,000 were in arrears at December 31, 2001 [2000 – $20,000].

The Company is obligated to provide a 10% compounded rate of return at the end of seven years, which occurs in 2007, on the Class A preferred shares. The Company is obligated to provide a compounded rate of return equal to the prime rate of interest at the end of seven years, which occurs in 2008, on the Class C preferred shares.

[b]	The Company has granted options and warrants to employees, shareholders and note holders to purchase shares of the Company.

One shareholder has warrants for 3,437,000 common shares, exercisable at a nominal price, at the rate of 687,400 shares per annum, commencing in 2002. The Company can cancel these warrants by payment of an annual bonus interest payment of $85,000 and an annual prepayment of the notes payable of $200,000.

Three shareholders have warrants for 2,343,750 common shares, exercisable at a nominal price, at the rate of 468,750 shares per annum, commencing in 2003, if the Company does not meet minimum performance targets for the year preceding the exercise year.

Dumex Medical Inc.
[formerly 574952 Ontario Inc.]

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2001

Three shareholders and two note holders have 536,000 common share warrants exercisable at $0.30 per common share, expiring on January 31, 2008.

One shareholder has 21,875,000 common share warrants, exercisable at a price of $0.01 per common share if the Company meets minimum performance targets, commencing in 2002. These warrants expire in July 2007.

Employees have 1,324,510 common share options, exercisable at prices ranging from nominal to $0.30 per common share.

11. INCOME TAXES

The Company and its subsidiaries have non-capital losses for income tax purposes of approximately $8,900,000, the benefit of which has not been recognized in the consolidated financial statements. These losses may be applied to reduce taxable income in future years and expire as follows:

                                                                                               $
-------------------------------------------------------------------------------------------------

2007                                                                                    1,200,000
2008                                                                                    7,700,000
-------------------------------------------------------------------------------------------------
                                                                                        8,900,000
=================================================================================================

12. COMMITMENTS

The Company has entered into commitments for the purchase of capital assets totaling approximately $140,000 as at December 31, 2001.

Dumex Medical Inc.
[formerly 574952 Ontario Inc.]

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2001

13. LEASE COMMITTMENTS

The Company leases office space, vehicles and equipment on an annual basis under agreements which are classified as operating leases. The future minimum annual payments under these leases, excluding certain operating costs for which the Company may be responsible, are as follows:

                                                                                               $
-------------------------------------------------------------------------------------------------

2002                                                                                    1,120,000
2003                                                                                      893,000
2004                                                                                      612,000
2005                                                                                      603,000
2006                                                                                       46,000
-------------------------------------------------------------------------------------------------
                                                                                        3,274,000
=================================================================================================

14. COMPARATIVE CONSOLIDATED FINANCIAL STATEMENTS

The comparative consolidated financial statements have been reclassified from statements previously presented to conform to the presentation of the 2001 consolidated financial statements.

15. SUBSEQUENT EVENTS

[a]	Subsequent to year end, a shareholder loaned an additional $750,000 to the Company through a note payable, bearing interest at 10% and maturing in May 2006. This shareholder has been issued warrants for 1,700,000 common shares, exercisable at a nominal price, at the rate of 340,000 shares per annum, commencing 2002.

[b]	Subsequent to year end an additional $350,000 was loaned to the Company through four notes payable, bearing interest at the greater of 14.5% or prime plus 7% and maturing in July 2003. The holders of these notes have also been issued warrants for 700,000 common shares, exercisable at $0.30 per common share, expiring on January 31, 2008.

[c]	Subsequent to year end, certain lenders of the Company to whom the Company was in breach of covenants on its borrowings, sought immediate payment. The Company concluded an agreement with a non-related party on August 26, 2002 to sell most of its assets in consideration of the third party paying or assuming certain identified liabilities. The lender to whom the Company owed the bank indebtedness was also a party to this asset sale agreement.

[d]	Subsequent to executing the asset sale agreement disclosed above, DMSP filed an assignment in bankruptcy on August 26, 2002 and was placed under the administration of a trustee.

Dumex Medical Inc.
[formerly 574952 Ontario Inc.]

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2001

16. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

These consolidated financial statements of the Company are prepared in accordance with Canadian generally accepted accounting principles [Canadian GAAP]. Differences between Canadian GAAP and United States generally accepted accounting principles [US GAAP] are described below:

Pre-operating costs

Under Canadian GAAP, the Company capitalized pre-operating costs and certain other pre-operating costs included in prepaid expenses and amortized to operations over their expected periods of economic benefit. For US GAAP, these costs are expensed as incurred.

Deferred financing costs

Under Canadian GAAP, the Company expensed deferred financing costs which were not deemed to provide any future economic benefit. For US GAAP, these costs are amortized over the term of the debt financing and cannot be expensed while the debt financing remains unpaid.

Income taxes

Under Canadian GAAP, the effects of income tax rate changes are recorded when considered substantively enacted. Under US GAAP, the effects of rate changes do not impact the measurement of tax balances until passed into law. For purpose of US GAAP, no deferred tax asset has been recorded as realization is not assured.

Investment tax credits

Under Canadian GAAP, investment tax credits recoverable to the Company, which are related to cost of sales or other expenses, are recorded as a reduction to the related cost of sales or other expenses. Under US GAAP, investment tax credits reduce the provision for income taxes. Under US GAAP, the reduction of the provision for income taxes and the related increase in cost of sales and other expenses for the years ended December 31, 2001 and 2000 would be $7,430 and $31,421, respectively. There are no other differences in the provision for income taxes between Canadian and US GAAP.

Dumex Medical Inc.
[formerly 574952 Ontario Inc.]

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2001

Stock-based compensation

Under Canadian GAAP, the Company measures compensation costs related to the issuance of stock options at the time the options are exercised, based on the option price. Under US GAAP, compensation expense is generally measured on the grant date as the difference between the exercise price and the market price of the underlying common stock. If the exercise price of the Company's stock options equals or exceeds the market price of the underlying common stock on the date of grant, no compensation expense is generally recognized.

Under US GAAP, stock options issued to non-employees in exchange for services received are recorded as an expense, or as share issuance costs where options are issued in connection with the issuance of share capital. The value of the expense or share issuance cost is based upon the fair value of the stock option issued.

Preferred shares

Under Canadian GAAP, preferred shares are classified as share capital. Under US GAAP, preferred shares that are mandatorily redeemable at a specified date or at the option of the holder, are classified as debt.

Dumex Medical Inc.
[formerly 574952 Ontario Inc.]

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2001

The following table discloses the items in the consolidated statement of loss that would be effected had the consolidated financial statements been prepared in accordance with US GAAP, as described above:

                                                                          2001               2000
                                                                            $                  $
-------------------------------------------------------------------------------------------------

Consolidated statement of loss

Net loss under Canadian GAAP                                        (9,891,552)           (61,138)

Adjustments, net of related tax effects:
Expensing of pre-operating costs                                     1,488,642         (1,106,481)
Expensing of amounts classified as prepaid expenses                    157,391           (157,391)
Deferral of financing costs                                             17,033                 --
Stock compensation expense                                              (7,000)            (5,156)

Net loss under US GAAP                                              (8,235,486)        (1,330,166)
-------------------------------------------------------------------------------------------------

Comprehensive loss                                                  (8,235,486)        (1,330,166)
-------------------------------------------------------------------------------------------------

The following reconciles shareholders' equity (deficiency) reported under Canadian GAAP to that which would be reported under US GAAP:

                                                                          2001               2000
                                                                            $                  $
-------------------------------------------------------------------------------------------------

Shareholders' equity (deficiency), as reported under
   Canadian GAAP                                                    (4,322,203)         3,362,745

Common stock and warrants issued in connection with
   debt offerings                                                      141,830                 --
Deferral of other financing costs                                       17,033                 --
Expensing of pre-operating costs                                            --         (1,488,642)
Expensing of amounts classified as prepaid expenses                         --           (157,391)
Class B preferred shares classified as debt                           (175,000)          (175,000)

-------------------------------------------------------------------------------------------------
Shareholders' equity (deficiency), as reported under US GAAP        (4,338,340)         1,541,712
-------------------------------------------------------------------------------------------------

The following indicates the items in the consolidated statement of cash flows that would be affected had the consolidated financial statements been prepared in accordance with US GAAP, as described above. The revised amounts would be as follows:

Dumex Medical Inc.
[formerly 574952 Ontario Inc.]

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2001

                                                                          2001               2000
                                                                            $                  $
-------------------------------------------------------------------------------------------------

OPERATING ACTIVITIES
Cash used in operating activities under Canadian GAAP               (5,261,834)          (596,100)
Deferral of pre-operating costs                                              -         (1,114,930)
-------------------------------------------------------------------------------------------------
Cash used in operating activities under US GAAP                     (5,261,834)        (1,711,030)
-------------------------------------------------------------------------------------------------

INVESTING ACTIVITIES
Cash used in investing activities under Canadian GAAP                 (514,396)        (1,639,700)
Deferral of pre-operating costs                                              -          1,114,930
-------------------------------------------------------------------------------------------------
Cash used by investing activities under US GAAP                       (514,396)          (524,770)
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